Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSRS for the period ended June 30, 2017 of Volumetric Fund, Inc. (the "Fund").

I, Gabriel Gibs, the Chairman of the Fund certify that:

(i)  the Form N-CSRS fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 24, 2017

/s/ Gabriel Gibs

Gabriel Gibs

Chairman

Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSRS for the period ended June 30, 2017 of Volumetric Fund, Inc. (the "Fund").

I, Irene Zawitkowski, the CEO of the Fund, certify that:

(i)  the Form N-CSRS fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 24, 2017

/s/ Irene J Zawitkowski

Irene J. Zawitkowski

CEO

Certification under Section 906 of the Sarbanes-Oxley Act

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSRS for the period ended June 30, 2017 of Volumetric Fund, Inc. (the "Fund").

I, Irene Zawitkowski, the CEO of the Fund, certify that:

(i)  the Form N-CSRS fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 24, 2017

/s/ Jeffrey Gibs

Jeffrey Gibs

President